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                                 ABN AMRO Funds


                       ABN AMRO/TAMRO LARGE CAP VALUE FUND

               SUPPLEMENT DATED DECEMBER 16, 2004 TO ABN AMRO FUND
                  CLASS N SHARES PROSPECTUS DATED MARCH 1, 2004

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.


Effective February 25, 2005, the principal investment strategies of ABN AMRO/TAMRO Large Cap Value Fund (the "Fund") will be changed as follows:

The Fund's current principal investment strategies provide that under normal conditions, the Fund invests at least 80% of its assets in common stocks of improving quality, large capitalization U.S. companies. This strategy will be amended by removing the requirement that the Fund invest in U.S. companies. Accordingly, the Fund's principal investment strategies will be revised as follows: Under normal conditions, the Fund invests at least 80% of its assets in common stocks of improving quality, large capitalization companies.










                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.

         For more information, please call ABN AMRO Funds: 800 922-8151
                  Or visit our website at www.abnamrofunds.com